MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND



FUND LOGO



Semi-Annual Report

January 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion--$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-- 88%).


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some backup in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy
During the six months ended January 31, 1999, our portfolio strategy was driven mainly by our constructive investment outlook. A number of factors contributed to this optimistic assessment, not the least of which was the steady decline in the rate of inflation. While the economy proved to be surprisingly resilient despite the economic and financial turbulence faced by much of the world during the period, the absence of emergent price pressures suggested that the environment for long-term interest rates would remain favorable. Consequently, we sought to build and maintain a maximum exposure to tax-exempt securities that possessed strong performance characteristics. In the absence of any material growth in the Fund's assets by way of new subscriptions, funding for these purchases originated from the sale of more seasoned holdings that we believed faced a high probability of being redeemed on their first call date within the next few years. During the period, we preferred to redeploy the Fund's assets at a time of our own choosing rather than face the uncertain reinvestment risk at some point in the future.

During the six months ended January 31, 1999, new long-term issuance of tax-exempt debt in Oregon substantially exceeded the pace of volume at the national level. Despite this increase in supply, healthy demand both from retail and institutional investors created an environment in which Oregon issues outperformed the broader market. However, expected issuance during the months ahead should alleviate matters somewhat since the extraordinary relative value inherent in current market levels will likely sustain demand for the foreseeable future.

Looking ahead, we expect to maintain our current strategy in an effort to capitalize on the fundamentally positive environment for fixed-income markets. In addition, we will continue to seek out opportunities to upgrade the average quality of the portfolio. Quality spreads remain historically narrow in the municipal marketplace, and we believe there is insufficient compensation for the increased risk of holding lower-rated credits longer term.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



March 5, 1999





Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                                   Standardized
                                                     12 Month        3 Month    Since Inception    30-Day Yield
                                                   Total Return    Total Return   Total Return    As of 1/31/99
ML Oregon Municipal Bond Fund Class A Shares           +5.85%         +1.66%       +35.51%             3.34%
ML Oregon Municipal Bond Fund Class B Shares           +5.31          +1.53        +31.82              2.98
ML Oregon Municipal Bond Fund Class C Shares           +5.11          +1.41        +37.54              2.88
ML Oregon Municipal Bond Fund Class D Shares           +5.74          +1.63        +40.62              3.25

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 8/27/93 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +5.93%         +1.69%
Five Years Ended 12/31/98                  +5.02          +4.17
Inception (8/27/93)
through 12/31/98                           +5.63          +4.83

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +5.39%         +1.39%
Five Years Ended 12/31/98                  +4.49          +4.49
Inception (8/27/93)
through 12/31/98                           +5.10          +5.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +5.29%         +4.29%
Inception (10/21/94)
through 12/31/98                           +7.65          +7.65

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +5.83%         +1.59%
Inception (10/21/94)
through 12/31/98                           +8.18          +7.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
STRIPES    Short-Term Rate Inverse Payment Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P       Moody's    Face                                                                                        Value
Ratings   Ratings   Amount                            Issue                                                    (Note 1a)

Oregon--80.5%
AAA       Aaa     $  500    Columbia County, Oregon, School District No. 502, Deferred Interest, GO,
                            5.05%** due 6/01/2018 (c)                                                            $   193

BBB+      NR*        900    Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                            (Gross-Merle West Medical Center Project), Series A, 7.10% due 9/01/2024               1,002

AAA       Aaa        500    Lincoln County, Oregon, School District, GO, 5.25% due 6/15/2012 (e)                     542

AAA       Aaa      1,000    Marion County, Oregon, COP (Courthouse Square Project), Series A, 5%
                            due 6/01/2023 (b)                                                                      1,002

AAA       Aaa        870    Marion County, Oregon, Union High School District No. 007J (Silverton), UT, 7%
                            due 6/01/2004 (c)(g)                                                                   1,017

AAA       Aaa        850    Morrow County, Oregon, School District No. 001, GO, 6% due 6/01/2007 (b)                 975

AAA       Aaa      3,220    Oregon Health Sciences University, Revenue Refunding Bonds (Capital Appreciation),
                            Series A, 5.79%** due 7/01/2021 (b)                                                    1,048

NR*       Baa2       500    Oregon State Economic Development, Revenue Refunding Bonds (Georgia-Pacific Corp.
                            Project), AMT, Series 183, 5.70% due 12/01/2025                                          512

                            Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue
                            Bonds, Series A:
NR*       VMIG1++    500      (Guide Dogs for the Blind), VRDN, 2.70% due 7/01/2025 (a)                              500
NR*       Baa1     1,000      (Linfield College Project), 5.25% due 10/01/2023                                       997
A+        NR*        500      Refunding (Reed College Project), 5.375% due 7/01/2025                                 518

                            Oregon State Housing and Community Services Department, Mortgage Revenue Bonds
                            (S/F Mortgage Program):
NR*       Aa2        820      AMT, Series E, 7.10% due 7/01/2014                                                     881
NR*       Aa2      1,000      Refunding, AMT, Series A, 6.20% due 7/01/2027                                        1,074
NR*       Aa2        450      Refunding, Series A, 6.40% due 7/01/2018                                               482
NR*       Aa2      1,050      Refunding, Series B, 6.875% due 7/01/2028                                            1,122

AAA       Aaa      1,000    Port of Portland, Oregon, Airport Revenue Bonds, Portland International
                            Airport, AMT, Series 12-C, 5% due 7/01/2028 (e)                                          994

                            Port of Portland, Oregon, Airport Revenue Refunding Bonds, AMT, Series 7-B (b):
AAA       NR*         15      7.10% due 7/01/2001 (g)                                                                 16
AAA       Aaa         35      7.10% due 7/01/2021                                                                     38



Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P       Moody's    Face                                                                                        Value
Ratings   Ratings   Amount                            Issue                                                    (Note 1a)

Oregon (concluded)
AAA       Aaa     $  950    Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland International
                            Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (b)(g)                                $ 1,192

                            Port Umpqua, Oregon, PCR, Refunding (International Paper Co. Projects):
BBB+      A3         500      Series A, 5.05% due 6/01/2009                                                          531
BBB+      A3         500      Series B, 5.20% due 6/01/2011                                                          531

A+        A1       1,500    Portland, Oregon, Sewer System Revenue Bonds, Series A, 6.25% due 6/01/2004 (g)        1,693

AA-       NR*      1,000    Salem, Oregon, Hospital Facility Authority Revenue Bonds (Salem Hospital),
                            5.25% due 8/15/2014                                                                    1,044

AAA       Aaa        900    Tillamook County, Oregon, GO, 6.25% due 1/01/2014 (e)                                  1,006


Puerto Rico--18.8%


AAA       Aaa      2,720    Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (d)                          3,439

A1+       VMIG1++    500    Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                            Refunding Bonds, VRDN, Series X, 2.35% due 7/01/1999 (a)                                 500

AAA       Aaa        400    Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T,
                            8.371% due 7/01/2005 (c)(f)                                                              485


Total Investments (Cost--$21,132)--99.3%                                                                          23,334

Other Assets Less Liabilities--0.7%                                                                                  170
                                                                                                                 -------
Net Assets--100.0%                                                                                               $23,504
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(b)MBIA Insured.
(c)FSA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(g)Prerefunded.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of January 31, 1999
Assets:             Investments, at value (identified cost--$21,131,916) (Note 1a)                          $ 23,333,989
                    Cash                                                                                         273,442
                    Receivables:
                      Interest                                                             $    181,913
                      Beneficial interest sold                                                    7,005          188,918
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                         553
                    Prepaid registration fees and other assets (Note 1e)                                           2,069
                                                                                                            ------------
                    Total assets                                                                              23,798,971
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      190,850
                      Dividends to shareholders (Note 1f)                                        14,543
                      Distributor (Note 2)                                                        7,401
                      Beneficial interest redeemed                                                7,256
                      Investment adviser (Note 2)                                                 3,549          223,599
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        71,823
                                                                                                            ------------
                    Total liabilities                                                                            295,422
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 23,503,549
                                                                                                            ============
Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     31,008
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        146,986
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         31,722
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         17,863
                    Paid-in capital in excess of par                                                          23,399,760
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,319,317)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1f)                                                                    (6,546)
                    Unrealized appreciation on investments--net                                                2,202,073
                                                                                                            ------------
                    Net assets                                                                              $ 23,503,549
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $3,201,698 and 310,075 shares of
                    beneficial interest outstanding                                                         $      10.33
                                                                                                            ============
                    Class B--Based on net assets of $15,178,908 and 1,469,858 shares of
                    beneficial interest outstanding                                                         $      10.33
                                                                                                            ============
                    Class C--Based on net assets of $3,278,336 and 317,217 shares of
                    beneficial interest outstanding                                                         $      10.33
                                                                                                            ============
                    Class D--Based on net assets of $1,844,607 and 178,631 shares of
                    beneficial interest outstanding                                                         $      10.33
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $    602,806
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $     61,770
                    Account maintenance and distribution fees--Class B (Note 2)                  37,333
                    Accounting services (Note 2)                                                 33,553
                    Professional fees                                                            31,592
                    Printing and shareholder reports                                             22,552
                    Account maintenance and distribution fees--Class C (Note 2)                   8,804
                    Registration fees (Note 1e)                                                   3,728
                    Transfer agent fees--Class B (Note 2)                                         3,577
                    Pricing fees                                                                  1,925
                    Custodian fees                                                                  908
                    Account maintenance fees--Class D (Note 2)                                      798
                    Transfer agent fees--Class C (Note 2)                                           669
                    Trustees' fees and expenses                                                     634
                    Transfer agent fees--Class A (Note 2)                                           580
                    Transfer agent fees--Class D (Note 2)                                           309
                    Amortization of organization expenses (Note 1e)                                 268
                    Other                                                                         1,310
                                                                                           ------------
                    Total expenses before reimbursement                                         210,310
                    Reimbursement of expenses (Note 2)                                          (39,308)
                                                                                           ------------
                    Total expenses after reimbursement                                                           171,002
                                                                                                            ------------
                    Investment income--net                                                                       431,804
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            207,614
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        250,727
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $    890,145
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                            Months Ended     Year Ended
                                                                                            January 31,       July 31,
Increase (Decrease) in Net Assets:                                                             1999            1998
Operations:         Investment income--net                                                 $    431,804     $    930,982
                    Realized gain on investments--net                                           207,614          156,351
                    Change in unrealized appreciation on investments--net                       250,727          108,099
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        890,145        1,195,432
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (64,033)        (149,827)
Shareholders          Class B                                                                  (280,870)        (666,069)
(Note 1f):            Class C                                                                   (53,713)         (86,976)
                      Class D                                                                   (33,188)         (28,110)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --             (966)
                      Class B                                                                        --           (4,806)
                      Class C                                                                        --             (593)
                      Class D                                                                        --             (181)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                          (431,804)        (937,528)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     1,622,163       (2,416,519)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   2,080,504       (2,158,615)
                    Beginning of period                                                      21,423,045       23,581,660
                                                                                           ------------     ------------
                    End of period                                                          $ 23,503,549     $ 21,423,045
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                            Class A

                                                                      For the
                                                                        Six
The following per share data and ratios have been derived              Months
from information provided in the financial statements.                 Ended
                                                                      Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1999      1998        1997      1996        1995
Per Share           Net asset value, beginning of period              $  10.11   $  10.00  $   9.52  $   9.40   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .47       .47       .48        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                       .22        .11       .48       .12       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .44        .58       .95       .60        .49
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.47)     (.47)     (.48)      (.50)
                      In excess of realized gain on
                      investments--net                                      --         --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.22)      (.47)     (.47)     (.48)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.33   $  10.11  $  10.00  $   9.52   $   9.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.37%+++   5.93%    10.27%     6.52%      5.54%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.10%*      .89%      .78%      .53%       .31%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.45%*     1.24%     1.22%     1.17%      1.23%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.27%*     4.62%     4.88%     5.06%      5.51%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,202   $  3,103  $  3,232  $  3,904   $  4,332
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  25.08%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996      1995
Per Share           Net asset value, beginning of period              $  10.11   $  10.00  $   9.52  $   9.40   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .42       .42       .44        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                       .22        .11       .48       .12       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41        .53       .90       .56        .44
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.42)     (.42)     (.44)      (.45)
                      In excess of realized gain on
                      investments--net                                      --         --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.19)      (.42)     (.42)     (.44)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.33   $  10.11  $  10.00  $   9.52   $   9.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.11%+++   5.39%     9.72%     5.97%      5.00%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.61%*     1.40%     1.29%     1.04%       .84%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.96%*     1.75%     1.73%     1.68%      1.75%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.76%*     4.11%     4.37%     4.55%      4.99%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 15,179   $ 14,965  $ 17,888  $ 21,542   $ 25,861
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  25.08%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class C

                                                                       For the                                  For the
                                                                         Six                                    Period
The following per share data and ratios have been derived               Months                                  Oct. 21,
from information provided in the financial statements.                  Ended                                  1994++ to
                                                                       Jan. 31,   For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                  1999     1998      1997       1996      1995
Per Share           Net asset value, beginning of period              $  10.12   $  10.00  $   9.53  $   9.40   $   9.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .41       .41       .43        .34
                    Realized and unrealized gain on
                    investments--net                                       .21        .12       .47       .13        .38
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .40        .53       .88       .56        .72
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.41)     (.41)     (.43)      (.34)
                      In excess of realized gain on
                      investments--net                                      --         --+++++   --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.19)      (.41)     (.41)     (.43)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.33   $  10.12  $  10.00  $   9.53   $   9.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.95%+++   5.39%     9.50%     5.97%      8.19%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.71%*     1.50%     1.39%     1.16%      1.00%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.06%*     1.85%     1.83%     1.79%      1.88%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.66%*     4.01%     4.28%     4.45%      4.68%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,278   $  2,549  $  2,063  $  1,555   $    853
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  25.08%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class D

                                                                      For the                                  For the
                                                                        Six                                     Period
The following per share data and ratios have been derived              Months                                  Oct. 21,
from information provided in the financial statements.                 Ended                                  1994++ to
                                                                      Jan. 31,  For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1999      1998       1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.11   $  10.00  $   9.52  $   9.39   $   9.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .46       .46       .47        .38
                    Realized and unrealized gain on
                    investments--net                                       .22        .11       .48       .13        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .43        .57       .94       .60        .75
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.46)     (.46)     (.47)      (.38)
                      In excess of realized gain on
                      investments--net                                      --         --+++++   --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.46)     (.46)     (.47)      (.38)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.33   $  10.11  $  10.00  $   9.52   $   9.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.32%+++   5.82%    10.17%     6.52%      8.55%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.20%*      .99%      .90%      .63%       .51%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.55%*     1.34%     1.32%     1.28%      1.39%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.16%*     4.52%     4.76%     4.97%      5.12%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,845   $    806  $    399  $    173   $    188
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  25.08%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999



(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for market discount.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a divison of Princeton Funds Distributor, Inc. ("PFD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1999, FAM earned fees of $61,770, of which $39,308 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                                0.25%        0.25%
Class C                                0.25%        0.35%
Class D                                0.10%         --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD          MLPF&S

Class A                                $  726         $3,783
Class D                                $1,341         $2,125


For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $7,377 and $1,493 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $6,813,284 and $5,461,422, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments                $207,614    $ 2,202,073
                                     --------    -----------
Total                                $207,614    $ 2,202,073
                                     ========    ===========


As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,202,073, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $21,131,916.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $1,622,163 and $(2,416,519) for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six                          Dollar
Months Ended January 31, 1999         Shares        Amount

Shares sold                            31,625    $   325,924
Shares issued to shareholders
in reinvestment of dividends            4,045         41,467
                                   ----------    -----------
Total issued                           35,670        367,391
Shares redeemed                       (32,405)      (330,582)
                                   ----------    -----------
Net increase                            3,265    $    36,809
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            21,542    $   216,132
Shares issued to shareholders
in reinvestment of dividends
and distributions                      10,465        105,275
                                   ----------    -----------
Total issued                           32,007        321,407
Shares redeemed                       (48,474)      (489,222)
                                   ----------    -----------
Net decrease                          (16,467)   $  (167,815)
                                   ==========    ===========


Class B Shares for the Six                          Dollar
Months Ended January 31, 1999         Shares        Amount

Shares sold                           176,538    $ 1,811,156
Shares issued to shareholders
in reinvestment of dividends           11,012        112,896
                                   ----------    -----------
Total issued                          187,550      1,924,052
Automatic conversion of shares            (74)          (759)
Shares redeemed                      (197,346)    (2,022,723)
                                   ----------    -----------
Net decrease                           (9,870)   $   (99,430)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           243,304    $ 2,448,833
Shares issued to shareholders
in reinvestment of dividends
and distributions                      29,269        294,348
                                   ----------    -----------
Total issued                          272,573      2,743,181
Automatic conversion of shares         (9,123)       (91,207)
Shares redeemed                      (573,060)    (5,762,259)
                                   ----------    -----------
Net decrease                         (309,610)   $(3,110,285)
                                   ==========    ===========


Class C Shares for the Six                          Dollar
Months Ended January 31, 1999         Shares        Amount

Shares sold                            90,277    $   928,176
Shares issued to shareholders
in reinvestment of dividends            3,322         34,096
                                   ----------    -----------
Total issued                           93,599        962,272
Shares redeemed                       (28,205)      (288,808)
                                   ----------    -----------
Net increase                           65,394    $   673,464
                                   ==========    ===========


Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            84,837    $   854,906
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,430         64,766
                                   ----------    -----------
Total issued                           91,267        919,672
Shares redeemed                       (45,627)      (455,409)
                                   ----------    -----------
Net increase                           45,640    $   464,263
                                   ==========    ===========


Class D Shares for the Six                          Dollar
Months Ended January 31, 1999         Shares        Amount

Shares sold                           107,767    $ 1,101,915
Automatic conversion of shares             74            759
Shares issued to shareholders
in reinvestment of dividends            1,003         10,294
                                   ----------    -----------
Total issued                          108,844      1,112,968
Shares redeemed                        (9,946)      (101,648)
                                   ----------    -----------
Net increase                           98,898    $ 1,011,320
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            34,763    $   347,728
Automatic conversion of shares          9,124         91,207
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,199         12,078
                                   ----------    -----------
Total issued                           45,086        451,013
Shares redeemed                        (5,310)       (53,695)
                                   ----------    -----------
Net increase                           39,776    $   397,318
                                   ==========    ===========


5. Capital Loss Carryforward:
At July 31, 1998, the Fund had a net capital loss carryforward of approximately $2,321,000, of which $1,088,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 1999



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch Oregon Municipal Bond Fund has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Trustees in wishing Mr.
Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863